SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     July 28, 2005

Palomar Medical Technologies, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	0-22340	04-3128178

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

82 Cambridge Street, Burlington, Massachusetts		01803

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (781) 993-2300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On July 28, 2005, Palomar Medical Technologies, Inc. issued a press release announcing earnings for the three and six months ended June 30, 2005.  A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     None.

(b)     None.

(c)     Exhibits:

Exhibit No.	Description

99.1	Press Release dated July 28, 2005 entitled “PALOMAR MEDICAL REPORTS RECORD REVENUES FOR SECOND QUARTER 2005 Second Quarter Product Revenues Increase 48 Percent; Net Income Doubles”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

	By:	/s/ JOSEPH P. CARUSO

Chief Executive Officer and
President
Date: July 28, 2005